SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14C
(Rule 14c-101)
Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934
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☐	Preliminary Information Statement
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☒	Definitive Information Statement

Cenntro Inc.
(Name of Registrant as Specified In Its Charter)
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Cenntro Inc.
33 Wood Avenue South, Suite 600, PMB #3572
Iselin, New Jersey 08830
NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT
June 25, 2025
To the Holders of Common Stock of Cenntro Inc.:
This notice and the enclosed Information Statement is first being furnished to the holders of record (the “Stockholders”) of the outstanding Common Stock, par value $0.0001 per share (“Common Stock”), of Cenntro Inc., a Nevada corporation (the “Company”), as of the close of business on June 11, 2025 (the “Record Date”), in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the notice requirements pursuant to Section 78.350 of the Nevada Revised Statutes (the “NRS”).
The purpose of this notice and the accompanying Information Statement is to notify the Stockholders of actions approved by our Board of Directors (the “Board”) on June 11, 2025, and taken by written consent in lieu of a meeting by the holders of a majority of the voting power of our outstanding capital stock (the “Controlling Stockholders”) as of June 11, 2025 (the “Written Consent”). Except as otherwise indicated by the context, references in this Information Statement to “we,” “us” or “our” are references to Cenntro Inc..
The following action was approved by the Written Consent:
(i)
The approval and authorization of the Board to amend the Articles of Incorporation of the Company to effect a reverse stock split of the Company’s outstanding Common Stock at an exchange ratio between 1-for-10 to 1-for-250 (the “Reverse Stock Split”), such that the timing and ratio of the Reverse Stock Split will be determined by the Board.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SENT A PROXY.
This Information Statement has been filed with the U.S. Securities and Exchange Commission (the “SEC”) and is being furnished, pursuant to Section 14C of the Exchange Act to Stockholders) to notify such Stockholders of the approval of the Reverse Stock Split. Stockholders of record at the close of business on the Record Date are entitled notice of the Written Consent. Because this action has been approved by the holders of the required majority of the voting power of our outstanding shares of stock, no proxies were or are being solicited.
In accordance with Rule 14c-2 of the Exchange Act, the implementation of the Reverse Stock Split described herein will become effective no earlier than the 40th calendar day after the Notice of Internet Availability of Information Statement is first made available to holders of our Common Stock on June 25, 2025. The Notice of Internet Availability of Information Statement is being distributed and made available on or about July 3, 2025, to holders of record of the Company’s Common Stock as of the Record Date for the stockholder vote to authorize the Reverse Stock Split.
The full text of the Information Statement will also be made available on our website at https://cenntroauto.com/doc/cenn14c202506.pdf. If you want to receive an electronic copy of the Information Statement via e-mail, you must request one. You may request a copy by mailing the Company at Cenntro Inc., Attention: Investor Relations Manager, 33 Wood Avenue South, Suite 600, PMB #3572 Iselin, New Jersey 08830, by calling (732) 820-6757, or by sending us a message via https://ir.cenntroauto.com/resources/contact-ir. The entire cost of furnishing the Information Statement will be borne by the Company.
No action is required by you. The accompanying Information Statement is furnished to inform our Stockholders of the actions described above before they take effect in accordance with Rule 14c-2 promulgated under the Exchange Act. This Information Statement is being first made available to you on or about June 25, 2025.
WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. PLEASE NOTE THAT THE COMPANY’S MAJORITY STOCKHOLDERS HAVE VOTED TO AUTHORIZE A REVERSE STOCK SPLIT. PLEASE NOTE THAT THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS MEETING WILL BE HELD TO CONSIDER THE MATTERS DESCRIBED HEREIN. THIS INFORMATION STATEMENT IS BEING FURNISHED TO YOU SOLELY FOR THE PURPOSE OF INFORMING STOCKHOLDERS OF THE MATTERS DESCRIBED HEREIN PURSUANT TO SECTION 14(C) OF THE EXCHANGE ACT AND THE REGULATIONS PROMULGATED THEREUNDER, INCLUDING REGULATION 14C. IMPORTANT

NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT: THE INFORMATION STATEMENT IS AVAILABLE AT HTTPS://CENNTROAUTO.COM/DOC/CENN14C202506.PDF.

By Order of the Board of Directors,

/s/ Peter Z. Wang
Chief Executive Officer

June 25, 2025

Cenntro Inc.
33 Wood Avenue South, Suite 600, PMB #3572
Iselin, New Jersey 08830
INFORMATION STATEMENT PURSUANT
TO SECTION 14(C) OF THE SECURITIES
EXCHANGE ACT OF 1934 AND
REGULATION 14C PROMULGATED
THEREUNDER
(Definitive)
WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
REQUESTED NOT TO SEND US A PROXY

INTRODUCTION
This Information Statement advises the stockholders (“Stockholders”) of the Common Stock, $0.0001 par value per share (“Common Stock”), of Cenntro, Inc. (the “Company,” “we,” “our” or “us”) of the approval of the following corporate actions:
•
The approval and authorization of the board of directors of the Company (the “Board”) to amend the Articles of Incorporation of the Company to effect a reverse stock split of the Company’s outstanding Common Stock at an exchange ratio between 1-for-10 to 1-for-250 (the “Reverse Stock Split”), such that the timing and ratio of the Reverse Stock Split will be determined by the Board.

On June 11, 2025, Stockholders of a majority of the voting power of the outstanding capital stock of the Company (the “Majority Stockholders”) executed and delivered to us a written consent in lieu of a meeting (the “Written Consent”) approving the Reverse Stock Split.
Section 78.320 of the NRS provides that the written consent of the holders of outstanding shares of voting capital stock having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted can approve an action in lieu of conducting a special stockholders’ meeting convened for the specific purpose of such action. Section 78.320 of the NRS, however, requires that in the event an action is approved by written consent, a company must provide notice of the taking of any corporate action without a meeting to all Stockholders who were entitled to vote upon the action but who have not consented to the action.
Copies of this Information Statement are expected to be made available on or about July 3, 2025, to the holders of record on the Record Date of our outstanding Common Stock. This Information Statement is being delivered only to inform you of the authorization of the Reverse Split described herein before it takes effect in accordance with Rule 14c-2 promulgated under the Exchange Act. We have asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of our Common Stock held of record and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.
This Information Statement contains a brief summary of the material aspects of the actions approved by the Board and Stockholders that holds a majority of the voting capital stock of the Company. Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended (“Exchange Act”), the Reverse Stock Split described herein will not be implemented until at least forty (40) calendar days after the date on which the Notice of Internet Availability of Information Statement is first made available to holders of our Common Stock on June 11, 2025. The Notice of Internet Availability of Information Statement is being distributed and made available on or about July 3, 2025, to shareholders of record as of June 11, 2025.
Pursuant to Rule 14c-2 promulgated under the Exchange Act, you are receiving this notice that the Information Statement is available on the Internet. This communication provides only a brief overview of the more complete Information Statement. We encourage you to access and review all of the important information contained in the Information Statement.
ACTIONS TO BE TAKEN
The Reverse Stock Split will become effective immediately after the date we file a Certificate of Amendment to the Company’s Articles of Incorporation, as amended, (the “Amendment”), with the State of Nevada. We intend to file the Amendment with the State of Nevada promptly after the twentieth (20th) day following the date on which this

Information Statement is mailed to the Stockholders. The Reverse Stock Split shall become effective on the date that the Nasdaq Stock Market LLC (“Nasdaq”) processes the Reserve Stock Split in the markets. We intend to file for the Reverse Stock Split and have it become effective as soon as possible after the twentieth (20th) day following the date on which this Information Statement is mailed to the Stockholders.
Only one copy of this Information Statement is being delivered to two or more Stockholders who share an address unless we have received contrary instruction from one or more of such Stockholders. We will promptly deliver, upon written or oral request, a separate copy of the Information Statement to a security holder at a shared address to which a single copy of the document was delivered. If you would like to request additional copies of the Information Statement, or if in the future you would like to receive multiple copies of information statements or proxy statements, or annual reports, or, if you are currently receiving multiple copies of these documents and would, in the future, like to receive only a single copy, please so instruct us by writing to the corporate secretary at the Company’s executive offices at the address specified above.
PLEASE NOTE THAT THIS IS NOT A REQUEST FOR YOUR VOTE OR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF THE MATTERS DESCRIBED HEREIN.
The entire cost of furnishing this Information Statement will be borne by the Company. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the shares of stock held of record by them.

CONSENTING STOCKHOLDERS
On June 11, 2025, the Majority Stockholders, being the record holder of 24,200,652 shares of Common Stock adopted resolutions, among other things, approving the adoption of the Reverse Stock Split. The voting power held by the Majority Stockholders represented approximately 50.5% of the total voting power of all issued and outstanding stock of the Company as of the Record Date.
We are not seeking written consent from any other stockholder of the Company, and the other Stockholders will not be given an opportunity to vote with respect to the Reverse Stock Split. All necessary corporate approvals have been obtained. This Information Statement is furnished solely for the purposes of advising Stockholders of the action taken by Written Consent and giving Stockholders notice of such actions taken as required by the Exchange Act.
As the Reverse Stock Split action was taken by Written Consent, there will be no security holders’ meeting and representatives of the principal accountants for the current year and for the most recently completed fiscal year will not have the opportunity to make a statement if they desire to do so and will not be available to respond to appropriate questions from our Stockholders.
THE REVERSE STOCK SPLIT
Our Board and the holders of a majority of the voting power of our Stockholders have authorized the Company to effect a Reverse Stock Split. The Reverse Stock Split would combine between ten (10) and two hundred fifty (250) outstanding shares of our Common Stock, into one share of Common Stock, thus reducing the number of outstanding shares. The Reverse Stock Split will become effective immediately after the date we file the Amendment with the State of Nevada. We intend to file the Amendment with the State of Nevada promptly after the twentieth (20th) day following the date on which this Information Statement is mailed to the Stockholders. The Reverse Stock Split shall become effective on the date that Nasdaq processes the Reserve Stock Split in the markets. We intend to file for the Reverse Stock Split and have it become effective as soon as possible after the twentieth (20th) day following the date on which this Information Statement is mailed to the Stockholders.
Principal Reasons for the Reverse Stock Split
The principal reason for authorizing the Reverse Stock Split is for the Company to maintain its listing on the Nasdaq Capital Market. On April 25, 2025, the Company was notified that it is not in compliance with the requirement to maintain a minimum closing bid price of $1.00 per share (the “Bid Price Rule”), as set forth in Nasdaq Listing Rule 5550(a)(2), because the closing bid price of the Company’s Common Stock was below $1.00 per share for thirty (30) consecutive business days. In order to regain and maintain compliance with the Nasdaq Bid Price Rule, the Company has decided to authorize the Reverse Stock Split of the issued and outstanding shares of Common Stock in order to (i) reduce the number of our issued and outstanding shares of Common Stock thereby increasing the number of shares of Common Stock available for issuance and (ii) increase the trading price of the Common Stock.
By effecting the Reverse Stock Split, there is a potential to improve the marketability and liquidity of our Common Stock as it could encourage interest and trading in our Common Stock, and improve the perception of our Common Stock as an investment security as lower-priced stocks have a perception in the investment community as being risky and speculative, which may negatively impact not only the price of our Common Stock, but also our market liquidity.
Potential Disadvantages Associated with the Reverse Stock Split
Reduced Market Capitalization. Even if a reverse stock split is effected, some or all of the expected benefits discussed above may not be realized or maintained. As noted above, the principal reason of the Reverse Stock Split is to increase the trading price of our Common Stock to satisfy the Bid Price Rule. However, the effect of the Reverse Stock Split on the market price of our Common Stock cannot be predicted with any certainty, and it is not guaranteed that the Reverse Stock Split will accomplish this objective for any meaningful period of time, or at all. While we expect that the reduction in the number of outstanding shares of Common Stock will proportionally increase the market price of our Common Stock, there is no guarantee that the Reverse Stock Split will increase the market price of our Common Stock by a multiple of the Reverse Stock Split ratio, or result in any permanent or sustained increase in the market price of our Common Stock. The market price of our Common Stock will continue to be based, in part, on our performance and other factors unrelated to the number of shares outstanding. The Reverse Stock Split will reduce the number of outstanding shares of our Common Stock without reducing the number of shares of available but unissued Common Stock, which will also have the effect of increasing the number of shares of Common Stock available for issuance. The issuance of additional shares of our Common Stock may have a dilutive effect on the ownership of existing stockholders. The current economic environment in which we operate, the debt we carry, along with otherwise volatile equity market conditions, could limit our ability to raise new equity capital in the future.
Liquidity. The Reverse Stock Split may also decrease the liquidity of our Common Stock. Even though we believe that the Reverse Stock Split may result in an increase in the market price of our Common Stock, which could lead to increased interest in our Common Stock and possibly promote greater liquidity for our stockholders, the Reverse Stock Split will also reduce the total number of outstanding shares of Common Stock, which may lead to reduced trading and a smaller number of market makers for our Common Stock, particularly if the price per share of our Common Stock does not increase as a result of the Reverse Stock Split.
Increased Transaction Costs. The number of shares held by each individual stockholder will be reduced if the Reverse Stock Split is implemented. This will increase the number of Stockholders who hold less than a “round lot,” or 100 shares. Typically, the transaction costs to Stockholders selling “odd lots” are higher on a per share basis. Consequently, the Reverse Stock Split could increase the transaction costs to existing Stockholders in the event they wish to sell all or a portion of their position.
Principal Features of the Reverse Stock Split
After the effective date of the Reverse Stock Split, each Stockholder will own a reduced number of shares of Common Stock. However, the Reverse Stock Split will affect all of our Stockholders uniformly and will not affect any Stockholder’s percentage ownership interests in the Company, except to the extent that the Reverse Stock Split results in any of our Stockholders owning a fractional share as described below. Voting rights and other rights and preferences of the holders of our Common Stock will not be affected by the Reverse Stock Split (other than as a result of the rounding up in lieu of issuing fractional shares). For example, a holder of 2% of the voting power of the outstanding shares of our Common Stock immediately prior to the Reverse Stock Split would continue to hold 2% (assuming there is no impact as a result of the rounding up in lieu of issuing fractional shares) of the voting power of the outstanding shares of our Common Stock immediately after such Reverse Stock Split. The number of Stockholders of record will not be affected by the Reverse Stock Split.
The principal features of the Reverse Stock Split will be that:
•	Depending on the Reverse Stock Split ratio selected by the Board, each 10 to 250 shares of our Common Stock owned by a Stockholder will be combined into one new share of our Common Stock;
•
By effectively condensing a number of pre-split shares into one share of Common Stock, the per share price of a post-split share is generally greater than the per share price of a pre-split share. The amount of the initial increase in per share price and the duration of such increase, however, is uncertain. The Board may utilize the Reverse Stock Split as part of its plan to maintain the required minimum per share price of the Common Stock under the Nasdaq listing standards;

•
By reducing the number of shares outstanding without reducing the number of shares of Common Stock authorized for issuance, the Reverse Stock Split will increase the number of shares of Common Stock available for issuance. The Board believes the increase is appropriate for use to fund the future operations of the Company. Although the Company does not have any pending acquisitions for which shares are expected to be used, the Company may also use authorized shares in connection with the financing of future acquisitions;

•
No fractional shares of Common Stock will be issued in connection with the Reverse Stock Split; instead, stockholders who would be entitled to receive fractional shares of Common Stock because they hold a number of shares not evenly divisible by the Reverse Stock Split ratio will be issued an additional fraction of a share of Common Stock to round up to the next whole post-Reverse Stock Split share of Common Stock;

•	The total number of authorized shares of our Common Stock is 1,000,000,000 ;
•
Based upon the Reverse Stock Split ratio selected by the Board, proportionate adjustments will be made to the per share exercise price and the number of shares issuable upon the exercise or vesting of all then outstanding stock options, restricted stock units and warrants, which will result in a proportional decrease in the number of shares of Common Stock reserved for issuance upon exercise or vesting of such stock options, restricted stock units and warrants, and, in the case of stock options and warrants, a proportional increase in the exercise price of all such stock options and warrants;
•
The number of shares then reserved for issuance under our equity compensation plans will generally be reduced proportionally based upon the Reverse Stock Split ratio selected by the Board; however, pursuant to the terms of the Company’s 2023 Equity Incentive Plan (the “2023 Plan”), as amended, the number of shares then reserved for issuance under such plan will not be adjusted based upon the Reverse Stock Split ratio.

Our Common Stock is currently registered under Section 12(b) of the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. The implementation of any proposed Reverse Stock Split will not affect the registration of our Common Stock under the Exchange Act. Our Common Stock would continue to be listed on The Nasdaq Capital Market under the symbol “CENN” immediately following the Reverse Stock Split.
Effective Date
The Reverse Stock Split will become effective immediately after the date we file the Amendment with the State of Nevada. We intend to file the Amendment with the State of Nevada promptly after the twentieth (20th) day following the date on which this Information Statement is mailed to the Stockholders. The Reverse Stock Split shall become effective on the date that Nasdaq processes the Reserve Stock Split in the markets. We intend to file for the Reverse Stock Split and have it become effective as soon as possible after the twentieth (20th) day following the date on which this Information Statement is mailed to the Stockholders. At the effective time of the Reverse Split, shares of Common Stock issued and outstanding immediately prior thereto were combined, automatically and without any action on the part of us or our Stockholders, into a reduced number of shares of our Common Stock in accordance with the Reverse Stock Split ratio determined by our Board and Stockholders who otherwise would be entitled to receive fractional shares because they hold a number of shares not evenly divisible by the Reverse Stock Split ratio are issued an additional fraction of a share of Common Stock to round up to the next whole share.
No Appraisals Rights
Under Nevada law, you will not be entitled to appraisal rights upon our implementation of the Reverse Stock Split
Material U.S. Federal Income Tax Considerations of the Reverse Stock Split
The following discussion summarizes certain material U.S. federal income tax considerations of the Reverse Stock Split that would be expected to apply generally to U.S. Holders (as defined below) of our Common Stock. This summary is based upon current provisions of the Internal Revenue Code of 1986, as amended, or the Code, existing Treasury Regulations under the Code and current administrative rulings and court decisions, all of which are subject to change or different interpretation. Any change, which may or may not be retroactive, could alter the tax consequences to us or our stockholders as described in this summary. No ruling from the U.S. Internal Revenue Service, or the IRS, has been or will be requested in connection with the Reverse Stock Split and there can be no assurance that the IRS will not challenge the statements and conclusions set forth below or a court would not sustain any such challenge.
No attempt has been made to comment on all U.S. federal income tax consequences of the Reverse Stock Split that may be relevant to particular U.S. Holders, including holders: (i) who are subject to special tax rules such as dealers, brokers and traders in securities, mutual funds, regulated investment companies, real estate investment trusts, insurance companies, banks or other financial institutions or tax-exempt entities; (ii) who acquired their shares in connection with stock options, stock purchase plans or other compensatory transactions; (iii) who hold their shares as a hedge or as part of a hedging, straddle, “conversion transaction”, “synthetic security”, integrated investment or any risk reduction strategy; (iv) who are partnerships, limited liability companies that are not treated as corporations for U.S. federal income tax purposes, S corporations, or other pass-through entities or investors in such pass-through entities; (v) who do not hold their shares as capital assets for U.S. federal income tax purposes (generally, property held for investment within the meaning of Section 1221 of the Code); (vi) who hold their shares through individual retirement or other tax-deferred accounts; or (vii) who have a functional currency for United States federal income tax purposes other than the U.S. dollar.

In addition, the following discussion does not address state, local or foreign tax consequences of the Reverse Stock Split, the Medicare tax on net investment income, U.S. federal estate and gift tax, the alternative minimum tax, the rules regarding qualified small business stock within the meaning of Section 1202 of the Code, or any other aspect of any U.S. federal tax other than the income tax. The discussion assumes that for U.S. federal income tax purposes the Reverse Stock Split will not be integrated or otherwise treated as part of a unified transaction with any other transaction. Furthermore, the following discussion does not address the tax consequences of transactions effectuated before, after or at the same time as the Reverse Stock Split, whether or not they are in connection with the Reverse Stock Split.
For purposes of this discussion, a U.S. Holder means a beneficial owner of our Common Stock who is: (i) an individual who is a citizen or resident of the United States; (ii) a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) created or organized in the United States or under the laws of the United States or any subdivision thereof; (iii) an estate the income of which is includible in gross income for U.S. federal income tax purposes regardless of its source; or (iv) a trust (other than a grantor trust) if (A) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (B) it has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.
HOLDERS OF OUR COMMON STOCK ARE ADVISED AND EXPECTED TO CONSULT THEIR OWN TAX ADVISORS REGARDING THE U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT IN LIGHT OF THEIR PERSONAL CIRCUMSTANCES AND THE CONSEQUENCES OF THE REVERSE STOCK SPLIT UNDER STATE, LOCAL AND FOREIGN TAX LAWS.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON
None of our officers and directors, nor any of their associates, have any interest in the actions approved by our Stockholders and described in this Information Statement except in their capacity as holders of our Common Stock (which interest does not differ from that of the other holders of our Common Stock)

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table provides information with respect to the beneficial ownership of our Common Stock as of the Record Date of June 11, 2025 by:
•	each of our executive officers and directors;
•	all of our current directors and executive officers as a group; and
•	each person or entity, or group of persons or entities, known by us to own beneficially more than 5% of our Common Stock.
We have determined beneficial ownership in accordance with the rules and regulations of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. In general, under these rules a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares voting power or investment power with respect to such security. A person is also deemed to be a beneficial owner of a security if that person has the right to acquire beneficial ownership of such security within 60 days of June 11, 2025. Except as indicated by the footnotes below, we believe, based on information furnished to us, that the persons and entities named in the table below have sole voting and sole investment power with respect to all shares that they beneficially own, subject to applicable community property laws.
Percentage ownership is based on 47,912,831 shares of Common Stock outstanding as of June 11, 2025.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Percentage of Beneficial Ownership
5% or Greater Stockholders:
JCE Partners LLC	8,300,521	17.3%
Lioness Limited	4,148,071	8.7%
Cenntro Enterprise Limited(2)	6,539,994	13.65%
Directors, Named Executive Officers and Other Executive Officers:
Peter Z. Wang(3)	7,438,810	15.5%
Edward Ye(4)	37,719	*%
Wei Zhong(5)	161,017	*%
Ming He(6)	101,648	*%
Guangguang Steve Qin	—	—
Benjamin B. Ge(7)	39,780	*%
All executive officers and directors as a group (seven persons)(8)	7,778,974	16.2%

*	Represents beneficial ownership of less than one (1%) percent.
(1)	Unless otherwise indicated, the address for each beneficial owner listed in the table above is c/o Cenntro Inc., 33 Wood Avenue South, Suite 600, PMB #3572, Iselin, New Jersey 08830.
(2)	Peter Z. Wang has sole voting and dispositive power over the shares held by Cenntro Enterprise Limited.
(3)
(i) 6,539,994 shares held of record by Cenntro Enterprise Limited, (ii) 614,441 shares held of record by Trendway Capital Limited, each of which is wholly owned by Mr. Peter Wang, and (iii) 284,375 shares that Mr. Wang has the right to acquire from us within 60 days of June 11, 2025, pursuant to the exercise of stock options granted under the 2023 Plan. Mr. Wang has voting and dispositive power over the securities held by each entity and as a result may be deemed to beneficially own the securities of such entities.

(4)	37,719 shares of Common Stock that Mr. Ye has the right to acquire from us within 60 days of June 11, 2025, pursuant to the exercise of stock options granted under the 2023 Plan.
(5)	161,017 shares of Common Stock that Mr. Zhong has the right to acquire from us within 60 days of June 11, 2025, pursuant to the exercise of stock options under the 2023 Plan.
(6)	101,648 shares of Common Stock that Mr. He has the right to acquire from us within 60 days of June 11, 2025, pursuant to the exercise of stock options granted under 2023 Plan.
(7)
29,780 shares of Common Stock beneficially owned by Mr. Ge, and 10,000 shares of Common Stock that Mr. Ge has the right to acquire from us within 60 days of June 11, 2025, pursuant to the exercise of stock options granted under the 2023 Plan.

(8)
(i) 7,184,215 shares of Common Stock beneficially owned by our directors and executive officers and (ii) 594,759 shares of Common Stock underlying outstanding options, exercisable within 60 days of June 11, 2025.

REGULATORY REQUIREMENTS
To our knowledge, the only required regulatory or governmental approval or filings necessary in connection with the Reverse Stock Split would be the filing of the Amendment to the Articles of Incorporation, with the Secretary of State of the State of Nevada.
INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON
No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, resulting from the matters described herein, which is not shared by all other stockholders pro-rata, and in accordance with their respective interests.
DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS
If hard copies of the materials are requested, we will send only one Information Statement and other corporate mailings to Stockholders who share a single address unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement was delivered. You may make such a written or oral request by (a) sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which the Company should direct the additional copy of the Information Statement, to the Company at 33 Wood Avenue South, Suite 600, PMB #3572, Iselin, New Jersey 08830.
If multiple Stockholders sharing an address have received one copy of this Information Statement or any other corporate mailing and would prefer the Company to mail each stockholder a separate copy of future mailings, you may mail notification to, or call the Company at, its principal executive offices. Additionally, if current Stockholders with a shared address received multiple copies of this Information Statement or other corporate mailings and would prefer the Company to mail one copy of future mailings to Stockholders at the shared address, notification of such request may also be made by mail or telephone to the Company’s principal executive offices.
This Information Statement is provided to the Stockholders of the Company only for information purposes in connection with the Majority Stockholders’ approval of the Authorizations, pursuant to and in accordance with Rule 14c-2 of the Exchange Act. Please carefully read this Information Statement.
WHERE YOU CAN FIND MORE INFORMATION ABOUT US
The Company is subject to the informational requirements of the Securities Exchange Act of 1934, and in accordance therewith files reports and other information with the U.S. Securities and Exchange Commission (the “SEC”). The SEC maintains a web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC. The address of the web site is www.sec.gov.
You may request a copy of these filings, at no cost, by writing Cenntro Inc., 33 Wood Avenue South, Suite 600, PMB #3572 Iselin, New Jersey 08830, or telephoning the Company at (732) 820-6757. Any statement contained in a document that is incorporated by reference will be modified or superseded for all purposes to the extent that a statement contained in this Information Statement (or in any other document that is subsequently filed with the SEC and incorporated by reference) modifies or is contrary to such previous statement. Any statement so modified or superseded will not be deemed a part of this Information Statement except as so modified or superseded.

By Order of the Board of Directors,

/s/ Peter Z. Wang
Chief Executive Officer

June 25, 2025

Important Notice of Availability of Information Statement
WE ARE NOT ASKING FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY
CENNTRO, INC.
(the “Company”)
You are receiving this communication because you hold securities in the company listed above. They have released informational materials that are now available for your review, inclusive of Cenntro Inc.’s Schedule 14C Information Statement.
This notice provides instructions on how to access Cenntro Inc. materials for informational purposes only.
You may view the materials online at https://cenntroauto.com/doc/cenn14c202506.pdf.
You may easily request a paper or e-mail copy (see below).
SEE BELOW FOR INSTRUCTIONS ON HOW TO ACCESS MATERIALS.
How to View Online:
Visit: https://cenntroauto.com/doc/cenn14c202506.pdf.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these materials, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1)	BY INTERNET:	https://cenntroauto.com/doc/cenn14c202506.pdf.
2)	BY TELEPHONE:	(732) 820-6757
3)	BY E-MAIL:	Access https://ir.cenntroauto.com/resources/contact-ir and request an emailed copy

In order to receive paper or e-mail copies in a timely manner, please submit requests prior to July 24, 2025. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor.
THIS NOTICE WILL ENABLE YOU TO ACCESS INFORMATION STATEMENT MATERIALS FOR INFORMATIONAL PURPOSES ONLY
WE ARE NOT ASKING FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY
The purpose of this Information Statement is to notify the Stockholders of actions approved by our Board of Directors (the “Board”) on June 11, 2025, and taken by written consent in lieu of a meeting by the holders of a majority of the voting power of our outstanding capital stock consisting of common stock, par value $0.0001 per share (“Common Stock”) of the Company (the “Controlling Stockholders”) as of June 11, 2025 (the “Written Consent”). Except as otherwise indicated by the context, references in this Information Statement to “we,” “us” or “our” are references to Cenntro Inc.
The following action was approved by the Written Consent:
(i)
The approval and authorization of the Board to amend the Articles of Incorporation of the Company to effect a reverse stock split of the Company’s outstanding Common Stock at an exchange ratio between 1-for-10 to 1-for-250 (the “Reverse Stock Split”), such that the timing and ratio of the Reverse Stock Split will be determined by the Board.

As of the close of business on the Record Date, the Company had 47,912,831 issued and outstanding shares of Common Stock, excluding any shares that may be issued under currently issued and outstanding options, restricted stock units, warrants, or under any Company equity incentive plan. As of the Record Date, the Majority Stockholders beneficially owned approximately 50.51% of the Company’s Common Stock.
The Written Consent constitutes the only stockholder approval required to authorize the Reverse Stock Split. The Board is not soliciting your proxy or consent in connection with the election of directors or the above corporate actions, and no proxies or other consents have been or will be requested from any other Stockholders.
In accordance with Rule 14c-2 of the Exchange Act, the authorization the Reverse Stock Split described herein will become effective no earlier than the 40th calendar date after the Notice of Internet Availability of Information

Statement is first made available to holders of our Common Stock. The Notice of Internet Availability of Information Statement is being distributed and made available on or about July 3, 2025, to shareholders of record as of June 11, 2025.
Pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended, you are receiving this notice that the Information Statement is available on the Internet. This communication provides only a brief overview of the more complete Information Statement. We encourage you to access and review all of the important information contained in the Information Statement.